Annual Report

June 30, 1998

INVESCO
INDUSTRIAL
INCOME FUND

A no-load mutual fund seeking
long-term growth and income.

You should know
what INVESCO knows. (TM)

Economic Overview                                                      July 1998
     The first half of 1998 produced strong gains for the equity markets, as lower interest rates, low inflation, and robust consumer confidence lifted the markets to euphoric levels. However, much like the latter half of 1997, these gains were produced only with increased volatility as concerns about the Asian contagion and its potential effect on the domestic economy continued to weigh on investors. As negative sentiment intensified, investors sought safety in large-capitalization stocks, producing severe sector rotation and underperformance of many small- and mid-cap stock indexes. Nevertheless, numerous financial pundits speculate that the current economic environment represents investment nirvana.
     How long will this situation last? The key to maintaining the current economic backdrop and equity valuations may lie in the following variables:
o Consumer Confidence: American household optimism, as measured by the Consumer Confidence Index, is riding a 29-year high. Concomitantly, consumer willingness to spend money increases, benefiting the economy.
o Interest Rates: Interest rates are at historic low levels. A significant increase would slow the domestic economy, decrease corporate earnings, and have a negative effect on the financial markets.
o Productivity: Significant gains in productivity by American workers have contributed strongly to the lengthy bull market; as productivity improves, earnings accelerate, supporting company stock prices. Conversely, slower productivity could have a negative effect on corporate earnings and stock prices.
     If these three variables remain positive, the economic expansion and bull market in the U.S. should continue. But, as with most perfect scenarios, if conditions in the economy change and create a negative backdrop for financial markets, then the markets are likely to experience a contraction. Either way, investors need to remember that short-term fluctuations in the markets should not influence long-term financial plans, and presently the underpinnings for a strong equity market remain intact.
     For fixed-income investors, the outlook for bonds and interest rates remains positive. Inflation remains subdued and the world's largest borrower, the U.S. government, may have a budget surplus this year -- decreasing their need to borrow funds. In addition, given the economic and currency problems elsewhere around the world, our fixed-income market still looks quite attractive on a risk/reward basis, causing many international investors to favor dollar-denominated fixed-income obligations in the U.S.

                         INVESCO Industrial Income Fund
                  Average Annual Total Return as of 6/30/98 (1)

                  1 year                                 20.55%
                  ---------------------------------------------
                  5 years                                16.21%
                  ---------------------------------------------
                  10 years                               16.62%
                  ---------------------------------------------

     For the one-year period ended 6/30/98, INVESCO Industrial Income Fund achieved a total return of 20.55%. During the same period, the S&P 500 had a total return of 30.05%, and the Lehman Government/Corporate Bond Index had a total return of 11.28%. (Of course, past performance is not a guarantee of future results.)(1),(2)
     INVESCO Industrial Income Fund received the prestigious four-star rating for risk-adjusted performance by Morningstar for the three-year, 10-year, and overall periods ended 6/30/98 among 2545, 707, and 2545 funds. For the five-year period ended 6/30/98, the fund received a three-star rating among 1462 funds.(3)
     As the line graph illustrates, for the 10-year period ended 6/30/98, the value of a $10,000 investment in Industrial Income Fund, plus reinvested dividends and capital gain distributions, would have risen to $46,527. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:

          This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Industrial Income Fund to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 6/30/98.

     Investors need to remember that this fund is designed to be an "All Weather" fund with investments in dividend-paying stocks and fixed-income obligations. The fund may be appropriate as a core holding for most portfolios. Industrial Income Fund is not expected to outperform an all-equity index in a raging bull market, but is designed to mitigate losses in a flat and declining market. This disciplined approach to investing seeks to reduce volatility, while offering the potential for capital appreciation.

                       All-Weather Industrial Income Fund*
                     Average Annual Total Returns 1970-1997

     INVESCO Industrial Income Fund achieved almost all of the positive annual returns and suffered less than 1/3 of the negative annual returns of the S&P 500.(1),(2)

Graph:
         This bar graph compares the average annual total returns of the INVESCO Industrial Income Fund to those of the S&P 500 Index for the 28 years ending December 31, 1997.

*The S&P 500 average annualized total returns were 33.35% for one year, 20.23% for five years, and 18.00% for 10 years as of 12/31/97. Past performance is not a guarantee of future results.

Equity Strategy

     In the summer and fall of 1997, the Asian financial crisis spread from a few isolated countries to the whole Asian/Pacific Rim region. This created uncertainty in the domestic equity markets, producing the first correction in more than seven years. In this volatile environment, we have avoided firms dependent on Asia, while concentrating the fund's investments in companies that exhibit:
     o the ability to grow earnings
     o market-leadership positions
     o strong balance sheets
     o positive cash flows
     o strong management
     Over the last 12 months, we have reduced the fund's equity position while increasing the fund's exposure to fixed-income securities. Within the equity portion of the portfolio, we have concentrated on retailers, tele-communication companies, health care firms, and financials. At the same time, we decreased our exposure to capital goods, energy, and technology companies -- except for those firms benefiting from the year 2000 problem.
     Retailers have produced significant gains for the fund in the last 12 months as they are profiting from strength in the domestic economy, increasing real wages, and cheaper imported goods from Asia. One of our favorite investments in this sector remains Dayton Hudson. Mostly known for their Target stores, Dayton Hudson is experiencing accelerating revenues and earnings as consumers increase their spending on discretionary items.
     In the health care sector, investments are skewed towards large-cap pharmaceuticals. These companies are benefiting from an improved regulatory environment and strong new product pipelines. The Food & Drug Administration
(FDA) has dramatically cut the approval time for new drugs. This has improved the profitability of large-cap pharmaceuticals, since new drugs sales typically drive their revenue and earnings growth. Not only are new drugs coming to the market sooner, but a better-educated consumer is increasing the demand for these new products. Furthermore, as baby boomers age, their need for pharmaceutical products should increase revenues for selected drug companies.
     In the financial services sector, we have increased our investments in insurance companies, while reducing our exposure to banks -- as valuation levels for many banks appear excessive. Insurance companies are becoming more aggressive in gathering assets. Through the selling of fixed and variable annuities and other wealth-protection products, selected companies are benefiting from the change in demographics and the growing emphasis on retirement by baby boomers. We continue to favor insurance companies that are well-positioned in both fixed and variable products, that are building strong brand names, and that have effective distribution forces -- like Allmerica Financial and Lincoln National. In addition, consolidation in the insurance industry creates other opportunities for investors.

Fixed-Income Strategy
     Over the last 12 months, we increased the fund's exposure to fixed-income obligations. We continue to believe that fixed-income securities appear quite attractive on a risk/reward basis, as inflation remains almost non-existent. Through our disciplined, value-oriented bond management style, we continue to identify corporate issues that are mispriced by the market. Presently, we feel the best opportunities are available in the communications and energy sectors, as well as the electric utilities industry.

     In the communications sector, merger and consolidation activity plus improving fundamentals have created enormous opportunities for the patient investor. We continue to favor investments in competitive local exchange carriers (CLECs) and rural service and long-distance providers. One of our favorite names is Qwest Communications International, a long-distance telephone service provider. Qwest has been aggressive in acquiring firms and has a pending agreement with Ameritech Corp., which would offer Ameritech's customers long-distance telephone service through Qwest. If the deal is approved, it could create potential opportunities for Qwest in European markets, enhancing their profitability.
     Although the gains produced in the energy sector have been minor so far, we are excited about its long-term potential as companies are only beginning to look at possible merger and acquisition opportunities. It appears that industry consolidation is in its infancy stages in this sector. We expect to keep the fund's investments skewed towards natural gas companies.
     Some of the strongest gains in the fixed-income portion of the portfolio over the last 12 months have come from our "stranded cost" theme in electric utilities. These companies are in a state of dynamic transition as the industry moves towards deregulation and increased competition, ultimately benefiting the low-cost providers. But deregulation has also created a problem, because many electric utilities built power plants on the premise of restricted competition and regulated prices set forth by the government. State legislatures are now addressing this issue, allowing many utilities to securitize their stranded costs. This may permit some companies to generate substantial cash flows, which may reduce their debt levels and possibly improve their credit ratings. We will continue to favor investments in states that are the furthest along in addressing the issue of stranded costs -- California, Pennsylvania, and New York.

Looking Forward
     We believe that the second half of 1998 may be a more difficult environment for equities compared to the first half of the year. It appears that corporate earnings may be squeezed, and dividends could play a more crucial role in enhancing shareholders' returns. Presently the fund invests approximately 65% of its assets in dividend-paying securities. In addition, the strong domestic economy should help high yield securities produce strong relative returns over the next six months. The fund will continue to search for new opportunities in the fixed-income market.

Fund Management
     Senior Vice President and Director of Investments Charles P. Mayer has been responsible for the equity side of the portfolio since 1993. An industry veteran with 29 years of professional experience, he earned an MBA from St. John's University and a BA from St. Peter's College. Previously, Charlie was with Westinghouse Pension.
     Senior Vice President and Director of Fixed-Income Investments Donovan "Jerry" Paul has served as co-portfolio manager of the fund since 1994, concentrating on fixed-income securities. Jerry began his investment career in 1976; before joining INVESCO, he worked for Stein, Roe & Farnham Inc., as well as Quixote Investment Management. He earned an MBA from the University of Northern Iowa, and a BBA from the University of Iowa. He is a Chartered Financial Analyst and Certified Public Accountant.

(1)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market, while the Lehman Government/Corporate Bond Index is an unmanaged index indicative of the broad fixed-income market.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Morningstar proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars; and the next 35%, 3 stars.

INVESCO Industrial Income Fund, Inc.
Ten Largest Common Stock Holdings
June 30, 1998

Description                                                             Value
--------------------------------------------------------------------------------
Kansas City Southern Industries                                     $165,003,125
Bank of New York                                                     133,512,500
General Electric                                                     127,400,000
Bell Atlantic                                                        100,375,000
US WEST                                                               94,000,000
Merck & Co                                                            93,625,000
Dayton Hudson                                                         92,150,000
AlliedSignal Inc                                                      87,418,750
International Business Machines                                       87,395,275
Exxon Corp                                                            85,575,000
Composition of holdings is subject to change.
--------------------------------------------------------------------------------

INVESCO Industrial Income Fund, Inc.
Statement of Investment Securities
June 30, 1998

                                                            Shares or
                                                            Principal
Description                                                    Amount                Value
---------------------------------------------------------------------------------------------

COMMON STOCKS 74.40%
AEROSPACE & DEFENSE 1.98%
Lockheed Martin                                             $ 300,000           $  31,762,500
Northrop Grumman                                              675,000              69,609,375
                                                                                -------------
                                                                                  101,371,875
                                                                                -------------
AUTO PARTS 0.38%
Borg-Warner Automotive                                        400,600              19,253,837
                                                                                -------------
AUTOMOBILES 1.09%
Ford Motor                                                    750,000              44,250,000
General Motors Class H*                                       250,000              11,781,250
                                                                                -------------
                                                                                   56,031,250
                                                                                -------------
BANKS 5.92%
Bank of New York                                            2,200,000             133,512,500
Fleet Financial Group                                         688,000              57,448,000
Mellon Bank                                                 1,000,000              69,625,000
NationsBank Corp                                              550,000              42,075,000
                                                                                -------------
                                                                                  302,660,500
                                                                                -------------
BEVERAGES 1.48%
Anheuser-Busch Cos                                          1,600,000              75,500,000
                                                                                -------------

CHEMICALS 0.96%
du Pont (E I) de Nemours                                      250,000              18,656,250
Olin Corp                                                     725,000              30,223,437
                                                                                -------------
                                                                                   48,879,687
                                                                                -------------
COMMUNICATIONS -
   EQUIPMENT & MANUFACTURING 0.82%
Motorola Inc                                                  800,000              42,050,000
                                                                                -------------
COMPUTER RELATED 1.71%
International Business Machines                               761,200              87,395,275
                                                                                -------------
ELECTRICAL EQUIPMENT 3.38%
Emerson Electric                                              750,000              45,281,250
General Electric                                            1,400,000             127,400,000
                                                                                -------------
                                                                                  172,681,250
                                                                                -------------
ELECTRONICS - SEMICONDUCTOR 1.56%
Applied Materials*                                            721,000              21,269,500
Texas Instruments                                           1,000,000              58,312,500
                                                                                -------------
                                                                                   79,582,000
                                                                                -------------
FOODS 5.52%
General Mills                                                 900,000              61,537,500
Heinz (H J) Co                                              1,092,000              61,288,500
Kellogg Co                                                  1,600,000              60,100,000
Quaker Oats                                                   800,000              43,950,000
Ralston-Purina Group                                          475,000              55,485,937
                                                                                -------------
                                                                                  282,361,937
                                                                                -------------
GOLD & PRECIOUS METALS MINING 0.37%
Newmont Mining                                                799,050              18,877,556
HEALTH CARE DRUGS - PHARMACEUTICALS 7.94%
American Home Products                                      1,000,000              51,750,000
Bristol-Myers Squibb                                          500,000              57,468,750
Merck & Co                                                    700,000              93,625,000
Monsanto Co                                                   664,000              37,101,000
Novo-Nordisk A/S Sponsored
   ADR Representing 1/2 B Shrs                                500,000              34,406,250
SmithKline Beecham PLC Sponsored ADR
   Representing 5 Ord Shrs                                    800,000              48,400,000
Warner-Lambert Co                                           1,200,000              83,250,000
                                                                                -------------
                                                                                  406,001,000
                                                                                -------------
HEALTH CARE RELATED 1.06%
Becton Dickinson                                              700,000              54,337,500
                                                                                -------------
HOUSEHOLD PRODUCTS 0.69%
Colgate-Palmolive Co                                          400,000              35,200,000
                                                                                -------------
INSURANCE 3.16%
Allmerica Financial                                           656,818              42,693,170
Chubb Corp                                                    800,000              64,300,000
Lincoln National                                              600,000              54,825,000
                                                                                -------------
                                                                                  161,818,170
                                                                                -------------


INVESTMENT BANK/BROKER FIRM 0.02%
Omega Worldwide*                                              132,625               1,002,977
                                                                                -------------
LODGING - HOTELS 1.67%
Hilton Hotels                                               3,000,000              85,500,000
                                                                                -------------
MACHINERY 0.88%
Ingersoll-Rand Co                                           1,025,000              45,164,063
                                                                                -------------
MANUFACTURING 2.55%
AlliedSignal Inc                                            1,970,000              87,418,750
Textron Inc                                                   600,000              43,012,500
                                                                                -------------
                                                                                  130,431,250
                                                                                -------------
NATURAL GAS 0.32%
K N Energy                                                    300,000              16,256,250
                                                                                -------------
OIL & GAS RELATED 7.53%
Apache Corp                                                   900,000              28,350,000
Atlantic Richfield                                            750,000              58,593,750
Chevron Corp                                                  600,000              49,837,500
Exxon Corp                                                  1,200,000              85,575,000
Royal Dutch Petroleum New York
   Registry 1.25 Gldr Shrs                                  1,000,000              54,812,500
Schlumberger Ltd                                              400,000              27,325,000
USX-Marathon Group                                            900,000              30,881,250
Union Pacific Resources Group                               1,200,000              21,075,000
Unocal Corp                                                   800,000              28,600,000
                                                                                -------------
                                                                                  385,050,000
                                                                                -------------
PAPER & FOREST PRODUCTS 0.83%
Champion International                                        500,000              24,593,750
Fort James                                                    400,000              17,800,000
                                                                                -------------
                                                                                   42,393,750
                                                                                -------------
POLLUTION CONTROL 0.60%
Republic Services Class A*                                  1,280,000              30,720,000
                                                                                -------------
RAILROADS 3.75%
Kansas City Southern Industries                             3,325,000             165,003,125
Norfolk Southern                                              900,000              26,831,250
                                                                                -------------
                                                                                  191,834,375
                                                                                -------------
REAL ESTATE INVESTMENT TRUST 1.92%
Boston Properties                                             350,000              12,075,000
Health & Retirement Properties
   Trust SBI                                                1,200,000              22,575,000
Health Care Property Investors                                550,000              19,834,375
Healthcare Realty Trust                                       400,000              10,900,000
Meditrust Corp Paired Certificates                            550,800              15,387,975
Omega Healthcare Investors                                    500,000              17,562,500
                                                                                -------------
                                                                                   98,334,850
                                                                                -------------


RETAIL 5.24%
Dayton Hudson                                               1,900,000              92,150,000
Federated Department Stores*                                  500,000              26,906,250
May Department Stores                                         400,000              26,200,000
Penney (J C) Co                                               600,000              43,387,500
Tandy Corp                                                  1,500,000              79,593,750
                                                                                -------------
                                                                                  268,237,500
                                                                                -------------
SAVINGS & LOAN 1.87%
Ahmanson (H F) & Co                                           600,000              42,600,000
Charter One Financial                                       1,573,400              53,003,913
                                                                                -------------
                                                                                   95,603,913
                                                                                -------------
SERVICES 1.58%
First Data                                                  1,400,000              46,637,500
Service Corp International                                    800,000              34,300,000
                                                                                -------------
                                                                                   80,937,500
                                                                                -------------
TELECOMMUNICATIONS -
   LONG DISTANCE 1.24%
AT&T Corp                                                     600,000              34,275,000
WorldCom Inc*                                                 600,000              29,062,500
                                                                                -------------
                                                                                   63,337,500
                                                                                -------------
TELEPHONE 5.76%
Bell Atlantic                                               2,200,000             100,375,000
GTE Corp                                                      800,000              44,500,000
SBC Communications                                          1,400,000              56,000,000
US WEST                                                     2,000,000              94,000,000
                                                                                -------------
                                                                                  294,875,000
                                                                                -------------
TOBACCO 0.62%
Philip Morris                                                 800,000              31,500,000
                                                                                -------------
TOTAL COMMON STOCKS
   (Cost $2,388,905,769)                                                        3,805,180,765
                                                                                -------------
FIXED INCOME SECURITIES 19.51%
US Government Obligations 1.14%
US Treasury Notes
   6.125%, 8/15/2007                                       37,000,000              38,514,705
   5.500%, 5/31/2003                                       20,000,000              20,000,000
                                                                                -------------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $58,214,980)                                                              58,514,705
                                                                                -------------


US Government Agency Obligations 1.30%
Fannie Mae, Gtd Mortgage
   Pass-Through Certificates
   6.500%, 7/1/2008                                        26,946,287              27,139,219
Government National Mortgage
   Association I, Pass-Through
   Certificates, 7.000%, 12/15/2023                        38,743,101              39,448,223
                                                                                -------------
   TOTAL US GOVERNMENT
   AGENCY OBLIGATIONS (Cost $65,766,626)                                           66,587,442
                                                                                -------------
Asset-Backed Securities 0.10%
CABLE 0.10%
Cox Enterprises, Pass-Through
   Asset Trust, 1997-1^
   6.250%, 8/26/1999 (Cost $5,027,524)                      5,000,000               4,993,555
                                                                                -------------
Corporate Bonds 16.97%
AUTOMOBILES 0.32%

Auburn Hills Trust, Gtd
   Exchangeable Deb Certificate
   12.000%, 5/1/2020                                       10,000,000              16,449,869
                                                                                -------------
BROADCASTING 0.48%
American Radio Systems, Sr Sub
   Notes, 9.000%, 2/1/2006                                  3,000,000               3,217,500
Clear Channel Communications
   Notes, 6.625%, 6/15/2008                                10,150,000              10,068,849
EchoStar Communications, Gtd Sr
   Secured Discount Step-Up Notes
   Zero Coupon^^, 6/1/2004                                  5,000,000               4,875,000
JCAC Inc, Sr Sub Notes
   10.125%, 6/15/2006                                       6,000,000               6,562,500
                                                                                -------------
                                                                                   24,723,849
                                                                                -------------
BUILDING MATERIALS 0.70%
Congoleum Corp, Sr Notes
   9.000%, 2/1/2001                                        12,040,000              12,341,000
USG Corp, Sr Notes
   8.500%, 8/1/2005                                        21,093,000              23,451,196
                                                                                -------------
                                                                                   35,792,196
                                                                                -------------
CABLE 0.22%
CF CABLE TV, Sr Secured 2nd
   Priority Notes, 11.625%
   2/15/2005                                                2,750,000               3,100,625
Continental Cablevision, Sr Deb
   9.500%, 8/1/2013                                         6,925,000               8,246,505
                                                                                -------------
                                                                                   11,347,130
                                                                                -------------
CHEMICALS 0.04%
Terra Industries, Sr Notes, Series B
   10.500%, 6/15/2005                                       2,000,000               2,155,000
                                                                                -------------


COMMUNICATIONS -
   EQUIPMENT & MANUFACTURING 0.33%
RCN Corp, Sr Discount Step-Up Notes
   Zero Coupon^^, 7/1/2008                                  6,350,000               3,770,312
   Series B, Zero Coupon^^ 2/15/2008                       21,600,000              12,960,000
                                                                                -------------
                                                                                   16,730,312
                                                                                -------------
ELECTRIC UTILITIES 4.30%
Boston Edison, Deb
   7.800%, 5/15/2010                                        6,700,000               7,389,644
   7.800%, 3/15/2023                                        4,560,000               4,833,513
Carolina Power & Light
   1st Mortgage
   8.625%, 9/15/2021                                        6,650,000               8,419,870
   8.200%, 7/1/2022                                         2,000,000               2,167,402
   6.875%, 8/15/2023                                        8,250,000               8,372,866
Cleveland Electric Illuminating
   1st Mortgage
   8.375%, 8/1/2012                                         4,855,000               4,998,217
   Series B, 9.500%, 5/15/2005                             12,000,000              13,200,000
   Sr Secured Notes, Series D
   7.430%, 11/1/2009                                        7,500,000               7,844,579
Consumers Energy, 1st & Refunding
   Mortgage, 7.375%, 9/15/2023                             10,700,000              11,208,699
DQU-II Funding, Collateral Lease
   8.700%, 6/1/2016                                        17,500,000              19,592,649
Detroit Edison
   1st Mortgage Medium-Term Notes
   Series C, 8.240%, 1/13/2023                              5,600,000               6,228,286
   Secured Medium-Term Notes
   Series C, 8.300%, 1/13/2023                              5,000,000               5,554,974
   Series D, 8.310%, 8/1/2022                               3,000,000               3,332,247
   Series 92-D, 8.300%, 8/1/2022                           11,000,000              12,145,099
El Paso Electric, 1st Mortgage
   Series C, 8.250%, 2/1/2003                               3,000,000               3,201,000
Jersey Central Power & Light
   1st Mortgage
   7.500%, 5/1/2023                                         7,160,000               7,447,208
   6.750%, 11/1/2025                                       12,750,000              12,638,410
Massachusetts Electric, Medium-
   Term Notes, Series R
   8.550%, 2/7/2022                                         5,000,000               5,556,715
Metropolitan Edison, Secured
   Medium-Term Notes, Series B
   8.150%, 1/30/2023                                       19,950,000              21,799,981
New York State Electric & Gas
   1st Mortgage, 8.300%
   12/15/2022                                               8,250,000               8,922,110
Pacific Gas & Electric
   1st & Refunding Mortgage
   Series 92B, 8.375%, 5/1/2025                             3,524,000               3,841,537
   Series 93D, 7.250%, 8/1/2026                             3,500,000               3,664,713
Pennsylvania Power, 1st Mortgage
   8.500%, 7/15/2022                                        2,000,000               2,195,380
Pennsylvania Power & Light
   1st Mortgage
   8.500%, 5/1/2022                                         6,600,000               7,413,582
   7.875%, 2/1/2023                                         3,750,000               4,077,979

Philadelphia Electric
   1st & Refunding Mortgage
   7.750%, 3/1/2023                                           536,000                 562,893
   7.250%, 11/1/2024                                        7,412,000               7,666,602
Potomac Electric Power, 1st
   Mortgage, 6.250%, 10/15/2007                            10,000,000              10,260,519
South Carolina Electric & Gas, 1st
   Mortgage, 8.875%, 8/15/2021                              2,000,000               2,205,910
Western Massachusetts Electric
   1st Mortgage, Series V
   7.750%, 12/1/2002                                        3,250,000               3,322,199
                                                                                -------------
                                                                                  220,064,783
                                                                                -------------
ELECTRICAL EQUIPMENT 0.09%
Alpine Group, Sr Secured Notes
   Series B, 12.250%, 7/15/2003                             4,249,000               4,610,165
                                                                                -------------
ENTERTAINMENT 0.48%
Paramount Communications, Sr Deb
   8.250%, 8/1/2022                                         5,800,000               6,084,339
Time Warner, Deb
   6.850%, 1/15/2026                                        7,500,000               7,761,187
Viacom International, Sub Deb
   Series A, 7.000%, 7/1/2003                               7,500,000               7,427,527
   Series B, 7.000%, 7/1/2003                               3,140,000               3,109,658
                                                                                -------------
                                                                                   24,382,711
                                                                                -------------
GAMING 0.15%
Station Casinos, Sr Sub Notes
   9.625%, 6/1/2003                                         7,500,000               7,762,500
                                                                                -------------
HEALTH CARE DRUGS - PHARMACEUTICALS 0.22%
Home Products International, Sr Sub
   Notes^, 9.625%, 5/15/2008                                3,500,000               3,482,500
McKesson Corp, Sub Deb
   4.500%, 3/1/2004                                         8,507,000               7,936,384
                                                                                -------------
                                                                                   11,418,884
                                                                                 ------------
HEALTH CARE RELATED 0.19%
FHP International, Sr Notes
   7.000%, 9/15/2003                                        6,450,000               6,651,995
US Surgical, Sr Notes
   7.250%, 3/15/2008                                        3,000,000               3,151,149
                                                                                -------------
                                                                                    9,803,144
                                                                                -------------
INSURANCE 0.99%
Equitable Cos, Sr Notes
   9.000%, 12/15/2004                                      40,470,000              46,433,613
Veritas Holdings GmbH, Sr Notes
   9.625%, 12/15/2003                                       4,068,000               4,281,570
                                                                                -------------
                                                                                   50,715,183
                                                                                -------------

INVESTMENT BANK/BROKER FIRM 0.20%
Donaldson Lufkin & Jenrette
   Medium-Term Notes
   5.625%, 2/15/2016                                        6,000,000               5,985,954
Lehman Brothers Holdings, Sr Notes
   8.800%, 3/1/2015                                         3,475,000               4,192,264
                                                                                -------------
                                                                                   10,178,218
                                                                                -------------
IRON & STEEL 0.16%
National Steel, 1st Mortgage
   8.375%, 8/1/2006                                         8,000,000               8,000,000
                                                                                -------------
LODGING - HOTELS 0.26%
Hilton Hotels, Sr Notes
   7.200%, 12/15/2009                                      13,220,000              13,029,815
                                                                                -------------
MACHINERY 0.14%
AGCO Corp, Sr Sub Notes
   8.500%, 3/15/2006                                        7,100,000               7,313,000
                                                                                -------------
METALS MINING 0.36%
Glencore Nickel Pty Ltd, Sr Secured
   9.000%, 12/1/2014                                       11,000,000              10,615,000
Haynes International, Sr Notes
   11.625%, 9/1/2004                                        7,075,000               7,994,750
                                                                                -------------
                                                                                   18,609,750
                                                                                -------------
NATURAL GAS 0.13%
NorAm Energy, Conv Sub Deb
   6.000%, 3/15/2012                                        7,064,000               6,675,480
                                                                                -------------
OIL & GAS RELATED 2.05%
Atlantic Richfield, Deb
   10.875%, 7/15/2005                                       3,030,000               3,851,705
   9.125%, 8/1/2031                                         2,757,000               3,747,455
   9.000%, 4/1/2021                                        18,910,000              24,651,396
   9.000%, 5/1/2031                                           503,000                 674,666
   8.750%, 3/1/2032                                         2,326,000               3,045,585
Belco Oil & Gas, Sr Sub Notes
   Series B, 8.875%, 9/15/2007                              7,000,000               6,772,500
Canadian Forest Oil Ltd, Gtd Sr
   Sub Notes, 8.750%, 9/15/2007                             6,910,000               6,776,691
Cliffs Drilling, Gtd Sr Notes
   Series B, 10.250%, 5/15/2003                             5,000,000               5,275,000
   Series D, 10.250%, 5/15/2003                             4,060,000               4,283,300
Coda Energy, Gtd Sr Sub Notes
   Series B, 10.500%, 4/1/2006                              8,000,000               8,400,000
Cross Timbers Oil, Sr Sub Notes
   Series B, 9.250%, 4/1/2007                               2,800,000               2,873,500
Energy Corp of America, Sr Sub
   Notes, Series A 9.500% 5/15/2007                         9,750,000               9,555,000
Gulf Canada Resources Ltd
   Sr Notes
   8.350%, 8/1/2006                                         8,750,000               9,581,004
   8.250%, 3/15/2017                                        5,000,000               5,509,650
Northern Offshore ASA, Sr Notes^
   10.000%, 5/15/2005                                       5,000,000               4,775,000


SEACOR SMIT, Sr Notes
   7.200%, 9/15/2009                                        5,000,000               5,125,800
                                                                                -------------
                                                                                  104,898,252
                                                                                -------------
PAPER & FOREST PRODUCTS 0.34%
QUNO Corp, Sr Notes
   9.125%, 5/15/2005                                       13,050,000              13,963,500
Tembec Finance, Gtd Sr Notes
   9.875%, 9/30/2005                                        3,000,000               3,172,500
                                                                                -------------
                                                                                   17,136,000
                                                                                -------------
PUBLISHING 0.26%
Affiliated Newspaper Investments
   Sr Discount Step-Up Notes
   Zero Coupon^^, 7/1/2006                                  8,000,000               7,940,000
Quebecor Printing Capital, Gtd Deb
   6.500%, 8/1/2027                                         5,000,000               5,089,774
                                                                                -------------
                                                                                   13,029,774
                                                                                -------------
RETAIL 0.08%
Federated Department Stores, Sr
   Deb, 6.790%, 7/15/2027                                   4,000,000               4,125,156
                                                                                -------------
SAVINGS & LOAN 0.40%
Sovereign Bancorp, Medium-Term
   Notes, 8.000%, 3/15/2003                                 6,500,000               6,821,490
Western Financial Savings Bank
   Sub Capital Deb, 8.500% 7/1/2003                        14,000,000              13,717,857
                                                                                -------------
                                                                                   20,539,347
                                                                                -------------
SERVICES 0.10%
United Rentals, Sr Sub Notes^
   9.500%, 6/1/2008                                         5,000,000               5,200,000

TELECOMMUNICATIONS -
   CELLULAR & WIRELESS 1.26%
360 Communications
   Notes, 6.650%, 1/15/2008                                10,000,000              10,136,130
   Sr Notes, 7.600%, 4/1/2009                              13,500,000              14,649,686
Centennial Cellular, Sr Notes
   8.875%, 11/1/2001                                        4,972,000               5,164,665
Esat Holdings Ltd, Sr Deferred
   Coupon Step-Up Notes, Series B
   Zero Coupon^^, 2/1/2007                                  7,850,000               5,769,750
NEXTEL Communications, Sr
   Discount Step-Up Notes
   Zero Coupon^^, 8/15/2004                                11,500,000              11,212,500
Teligent Inc, Sr Discount
   Step-Up Notes^
   Zero Coupon^^, 3/1/2008                                 14,750,000               8,130,937
Triton PCS, Sr Sub Discount
   Step-Up Notes^
   Zero Coupon^^, 5/1/2008                                 16,300,000               9,168,750
                                                                                -------------
                                                                                   64,232,418
                                                                                -------------

TELECOMMUNICATIONS -
   LONG DISTANCE 1.85%
GST Telecommunications/GST
   Network Funding, Sr Discount
   Step-Up Notes^, Zero Coupon^^
   5/1/2008                                                 5,000,000               3,000,000
Level 3 Communications, Sr Notes^
   9.125%, 5/1/2008                                        17,000,000              16,553,750
McLeodUSA Inc
   Sr Discount Step-Up Notes
   Zero Coupon^^, 3/1/2007                                  3,600,000               2,682,000
   Sr Notes, 9.250%, 7/15/2007                              6,250,000               6,484,375
NEXTLINK Communications
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 4/15/2008                                 5,500,000               3,361,875
   Sr Notes, 9.625%, 10/1/2007                              5,425,000               5,560,625
NEXTLINK Communications LLC/
   NEXTLINK Capital, Sr Notes
   12.500%, 4/15/2006                                       2,750,000               3,121,250
Qwest Communications International,
   Sr Discount Step-Up
   Notes^, Zero Coupon^^, 2/1/2008                          5,000,000               3,600,000
RSL Communications Ltd
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 3/1/2008                                 12,500,000               7,437,500
   Sr Notes^, 9.125%, 3/1/2008                             15,000,000              14,550,000
WorldCom Inc, Sr Notes
   7.750%, 4/1/2027                                        24,900,000              28,140,309
                                                                                -------------
                                                                                   94,491,684
                                                                                -------------
TELEPHONE 0.79%
Centel Capital, Deb
   9.000%, 10/15/2019                                       5,000,000               6,346,970
Frontier Corp, Notes
   7.250%, 5/15/2004                                        5,150,000               5,429,366
Intermedia Communications
   Sr Notes^, 8.600%, 6/1/2008                              3,000,000               3,037,500
   Sr Notes, 8.500%, 1/15/2008                             10,000,000              10,000,000
MetroNet Communications
   Sr Discount Step-Up Notes
   Zero Coupon^^, 11/1/2007                                 7,000,000               4,593,750
   Sr Discount Step-Up Notes^
   Zero Coupon^^, 6/15/2008                                 9,250,000               5,593,087
   Sr Notes, 12.000%, 8/15/2007                             4,800,000               5,412,000
                                                                                -------------
                                                                                   40,412,673
                                                                                -------------
UTILITIES - GAS 0.08%
Camuzzi Gas Pampeana SA/
   Camuzzi Gas del Sur, Medium-
   Term Notes^, 9.250%, 12/15/2001                          4,000,000               4,000,000
                                                                                -------------
   TOTAL CORPORATE BONDS
   (COST $859,980,638)                                                            867,827,293
                                                                                -------------


TOTAL FIXED INCOME SECURITIES
   (Cost $988,989,768)                                                            997,922,995
                                                                                -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 6.09%
CONSUMER FINANCE 0.44%
American Express Credit
   5.570%, 7/1/1998                                        22,690,000              22,690,000
                                                                                -------------
ELECTRICAL EQUIPMENT 0.78%
General Electric, 5.620%, 7/6/1998                         40,000,000              40,000,000
                                                                                -------------
FINANCIAL 0.55%
General Electric Capital
   6.150%, 7/1/1998                                        28,000,000              28,000,000
                                                                                -------------
INSURANCE 0.85%
CIGNA Corp, 5.660%, 7/10/1998                              43,447,000              43,447,000
                                                                                -------------
OIL & GAS RELATED 1.73%
Chevron USA
   5.600%, 7/8/1998                                        48,993,000              48,993,000
   5.450%, 7/1/1998                                        39,586,000              39,586,000
                                                                                -------------
                                                                                   88,579,000
                                                                                -------------
RETAIL 1.74%
Sears Roebuck Acceptance
   5.700%, 7/9/1998                                        39,093,000              39,093,000
   5.450%, 7/2/1998                                        49,916,000              49,916,000
                                                                                -------------
                                                                                   89,009,000
                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $311,725,000)                                                            311,725,000
                                                                                -------------
TOTAL INVESTMENT
  SECURITIES AT VALUE  100.00%
  (Cost $3,689,620,537)
  (Cost for Income Tax Purposes
  $3,699,141,109)                                                               $5,114,828,760
                                                                                ==============

*    Security is non-income producing.

^ Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

^^ Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 1998

ASSETS

Investment Securities at Value
 (Cost $3,689,620,537)                                                        $ 5,114,828,760
Cash                                                                                2,595,018
Receivables:
   Investment Securities Sold                                                      10,856,195
   Fund Shares Sold                                                                 6,030,596
   Dividends and Interest                                                          20,334,842
Prepaid Expenses                                                                      288,501
                                                                               --------------
TOTAL ASSETS                                                                    5,154,933,912
                                                                               --------------
LIABILITIES
Payables:
   Distributions to Shareholders                                                    2,176,344
   Investment Securities Purchased                                                 62,314,845
   Fund Shares Repurchased                                                          8,160,521
Accrued Distribution Expenses                                                       1,038,123
Accrued Expenses and Other Payables                                                   509,453
                                                                               --------------
TOTAL LIABILITIES                                                                  74,199,286
                                                                               --------------
Net Assets at Value                                                            $5,080,734,626
                                                                               ==============
NET ASSETS
Paid-in Capital*                                                               $3,261,876,559
Accumulated Undistributed Net
   Investment Income                                                                1,232,549
Accumulated Undistributed Net Realized Gain
   on Investment Securities and Foreign
   Currency Transactions                                                          392,417,295
Net Appreciation of Investment Securities and
   Foreign Currency Transactions                                                1,425,208,223
                                                                               --------------
Net Assets at Value                                                            $5,080,734,626
                                                                               ==============
Net Asset Value, Offering and Redemption
   Price per Share                                                                     $16.18
                                                                                      =======


* The Fund has one billion authorized shares of common stock, par value of $1.00 per share, of which 313,928,706 were outstanding at June 30, 1998.

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Operations
Year Ended June 30, 1998

INVESTMENT INCOME
INCOME

Dividends                                                                       $  74,376,469
Interest                                                                           85,307,820
   Foreign Taxes Withheld                                                           (412,846)
                                                                                -------------
   TOTAL INCOME                                                                   159,271,443
                                                                                -------------
EXPENSES
Investment Advisory Fees                                                           23,205,917
Distribution Expenses                                                              12,301,096
Transfer Agent Fees                                                                 6,122,313
Administrative Fees                                                                   748,034
Custodian Fees and Expenses                                                           587,418
Directors' Fees and Expenses                                                          275,362
Professional Fees and Expenses                                                        155,252
Registration Fees and Expenses                                                         81,025
Reports to Shareholders                                                               576,551
Other Expenses                                                                        246,709
                                                                                -------------
   TOTAL EXPENSES                                                                  44,299,677
   Fees and Expenses Absorbed
   by Investment Adviser                                                             (10,930)
   Fees and Expenses Paid Indirectly                                                (440,841)
                                                                                -------------
   NET EXPENSES                                                                    43,847,906
                                                                                -------------
NET INVESTMENT INCOME                                                             115,423,537
                                                                                -------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                              563,837,730
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                                   232,218,236
                                                                                -------------
NET GAIN ON INVESTMENT SECURITIES                                                 796,055,966
                                                                                -------------
Net Increase in Net Assets from Operations                                      $ 911,479,503
                                                                                =============


See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Statement of Changes in Net Assets

                                                                     Year Ended June 30
                                                       --------------------------------------
                                                            1998                     1997
OPERATIONS
Net Investment Income                                 $   115,423,537         $   108,311,903
Net Realized Gain on
   Investment Securities and
   Foreign Currency Transactions                          563,837,730             372,025,901
Change in Net Appreciation
   of Investment Securities and
   Foreign Currency Transactions                          232,218,236             550,539,412
                                                      ---------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                        911,479,503           1,030,877,216
                                                      ---------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (115,239,239)           (108,045,224)
In Excess of Net Investment Income                           (34,577)                       0
Net Realized Gain on Investment
   Securities                                           (487,553,284)           (283,864,499)
                                                      ---------------------------------------
TOTAL DISTRIBUTIONS                                     (602,827,100)           (391,909,723)
                                                      ---------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             796,227,427             688,098,414
Reinvestment of Distributions                             566,171,643             369,552,898
                                                      ---------------------------------------
                                                        1,362,399,070           1,057,651,312
Amounts Paid for Repurchases
   of Shares                                          (1,164,991,454)         (1,292,480,001)
                                                      ---------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE TRANSACTIONS                    197,407,616           (234,828,689)
                                                      ---------------------------------------
Total Increase in Net Assets                              506,060,019             404,138,804
NET ASSETS
Beginning of Period                                     4,574,674,607           4,170,535,803
                                                      ---------------------------------------
End of Period (Including
   Accumulated Undistributed Net
   Investment Income (Distributions
   in Excess) of $1,232,549 and
   ($184,298) respectively)                           $ 5,080,734,626         $ 4,574,674,607
                                                      =======================================
          --------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                                49,736,211              49,408,506
Shares Issued from Reinvestment
   of Distributions                                        38,238,701              27,312,058
                                                      ---------------------------------------
                                                           87,974,912              76,720,564
Shares Repurchased                                       (72,818,140)            (93,580,782)
                                                      ---------------------------------------
Net Increase (Decrease) in
   Fund Shares                                        $    15,156,772         $  (16,860,218)
                                                      =======================================

See Notes to Financial Statements

INVESCO Industrial Income Fund, Inc.
Notes to Financial Statements

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Industrial Income Fund, Inc. (the "Fund") is incorporated in Maryland. The Fund is an equity income fund that seeks the best possible current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
          Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
          Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
          If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
          Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
          Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Dividends-in-kind are recognized as income on the ex dividend date, at the current market value of the underlying security. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.

          The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such foreign investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
          The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
          Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.
C. FEDERAL AND STATE TAXES - The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
          To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
          Dividends   paid  by  the  Fund  from  net   investment   income   and
     distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended June 30, 1998, 27.07% qualified for the dividends received deduction available to the Fund's corporate shareholders.
          Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended June 30, 1998, the Fund reclassified $1,267,126 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected.
E. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses, Distribution Expenses and Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

          For the year ended June 30, 1998, Fees and Expenses Paid Indirectly consisted of $439,670 included in Custodian Fees and Expenses, $523 included in Distribution expenses and $648 included in Transfer Agent Fees.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly.
     The fee is based on the annual rate of the Fund's average net assets as follows:

                               AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------
                                $700
$0 to         $350 to        Million     $2 Billion     $4 Billion     $5 Billion        Over
$350             $700          to $2          to $4          to $5          to $6          $6
Million       Million        Billion        Billion        Billion        Billion     Billion
---------------------------------------------------------------------------------------------

0.60%           0.55%          0.50%          0.45%          0.40%        0.375%*      0.35%*

* Effective May 15, 1997, IFG voluntarily agreed to waive the portion of its fee which exceeds 0.40% of average net assets in excess of $5 billion. Such waiver may be discontinued in the future.

     In accordance with a Sub-Advisory  Agreement  between IFG and INVESCO Trust
Company ("ITC"), a wholly owned subsidiary of IFG,  investment  decisions of the
Fund were made by ITC.  Fees for such  sub-advisory  services  were paid by IFG.
Effective February 4, 1998, such responsibilities were transfered to IFG.
     In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000,  plus an additional  amount computed at an annual rate of 0.015%
of  average  net  assets to  provide  administrative,  accounting  and  clerical services.  The fee is accrued  daily and paid  monthly.
     IFG  receives  a  transfer  agent  fee at an  annual  rate  of  $20.00  per shareholder  account,  or,  where  applicable,  per  participant  in an  omnibus account,  per year. IFG may pay such fee for participants in omnibus accounts to affiliates  or third  parties.  The fee is paid  monthly at  one-twelfth  of the annual fee and is based upon the actual  number of accounts in existence  during each month.
     A plan of  distribution  pursuant  to Rule  12b-1 of the Act  provides  for
compensation   of   marketing   and   advertising   expenditures   to  IFG  (the
"Distributor") to a maximum of 0.25% of annual average net assets.  For the year ended June 30, 1998, the Fund paid the Distributor $12,162,095 under the plan of distribution.  Effective September 29, 1997, INVESCO Distributors, Inc. ("IDI"),
a wholly owned subsidiary of IFG, replaced IFG as Distributor.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT  SECURITIES.  For the year ended June
30, 1998,  the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term  securities)
were $2,589,574,237 and $2,739,698,725, respectively.
     The aggregate cost of purchases and proceeds from sales of U.S.  Government securities were $87,708,443 and $263,831,583, respectively.
NOTE 4 - APPRECIATION AND DEPRECIATION. At June 30, 1998, the gross appreciation of  securities  in which there was an excess of value over tax cost  amounted to
$1,471,865,171  and the gross  depreciation  of securities in which there was an excess  of tax  cost  over  value  amounted  to  $56,177,520,  resulting  in net appreciation of $1,415,687,651.
NOTE 5 -  TRANSACTIONS  WITH  AFFILIATES.  Certain  of the Fund's  officers  and directors are also officers and directors of IFG or IDI.

     The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate of 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits will be based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
     Pension  expenses for the year ended June 30, 1998,  included in Directors'
Fees and Expenses in the Statement of Operations were $81,075. Unfunded accrued pension costs of $211,800 and pension liability of $477,174 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT.  The Fund has  available  a  Redemption  Line of Credit
Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At June 30, 1998, there were no such borrowings.





INVESCO Industrial Income Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                                     Year Ended June 30
                                             ------------------------------------------------------------------------------
                                               1998              1997              1996             1995               1994

PER SHARE DATA
Net Asset Value -
   Beginning of Period                       $15.31            $13.21            $11.92           $11.32             $11.53
                                               ------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.38              0.35              0.41             0.42               0.36
Net Gain on Securities
   (Both Realized and Unrealized)              2.54              3.05              1.53             1.14               0.02
                                             ------------------------------------------------------------------------------
Total from Investment Operations               2.92              3.40              1.94             1.56               0.38
                                             ------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                          0.38              0.35              0.41             0.42               0.36
In Excess of Net Investment
   Income                                      0.00              0.00              0.00             0.00               0.11
Distributions from Capital Gains               1.67              0.95              0.24             0.54               0.12
                                             ------------------------------------------------------------------------------
Total Distributions                            2.05              1.30              0.65             0.96               0.59
                                             ------------------------------------------------------------------------------
Net Asset Value -
   End of Period                             $16.18            $15.31            $13.21           $11.92             $11.32
                                             ==============================================================================

TOTAL RETURN                                 20.55%            27.33%            16.54%           14.79%              3.24%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                        $5,080,735        $4,574,675        $4,170,536       $4,009,609         $3,913,322
Ratio of Expenses to
   Average Net Assets#                        0.90%@            0.95%@            0.93%@           0.94%              0.92%

Ratio of Net Investment Income
   to Average Net Assets#                     2.35%             2.54%             3.17%            3.61%              3.11%
Portfolio Turnover Rate                         58%               47%               63%              54%                56%

+    Distributions  in excess of net  investment  income for the year ended June
     30, 1998 aggregated less than $0.01 on a per share basis.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended June 30, 1998, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.90%, 0.98%, 0.96%, 0.97% and 0.95%, respectively, and ratio of net investment income to average net assets would have been 2.35%, 2.51%, 3.14%, 3.58%, and 3.08%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.


Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Industrial Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Industrial Income Fund, Inc. (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits,  which included  confirmation  of securities at June
30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Denver, Colorado
July 31, 1998





INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.





